Accounts Payable	6 Months Ended
Dec. 31, 2022
Payables and Accruals [Abstract]
Accounts Payable
9.	ACCOUNTS PAYABLE

Current liabilities	December 31, 2022 $’000	June 30, 2022 $’000
Trade and other payables	97,242	38,887
Tax payables	4,137	8,623
Related party payables	—	93

Total accounts payable	101,379	47,603

Trade and other payables are unsecured,
non-interest
bearing and are normally settled within 30 days. The carrying amounts are a reasonable approximation of fair value. Trade and other payables balances are comprised of third-party trade payables, accrued expenses, VAT and sales tax payable goods received but not yet invoiced and other payables. This includes transaction costs in relation to the business combination that were previously recognised as provisions, which have now been classified as trade and other payables where the amounts are known. Tax payables are sales taxes and indirect taxes (that have arisen from the loan forgiveness attributed as part of the transaction).